The Prudential Series Fund
Prudential’s Gibraltar Fund, Inc.

Supplement dated September 26, 2017 to the
Currently Effective Prospectuses and Statements of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for each of The Prudential Series Fund (PSF) and Prudential’s Gibraltar Fund, Inc. (Gibraltar, and together with PSF, the Funds, and each series thereof, a Portfolio), and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in their respective Prospectus and SAI.

A.	At a recent meeting of the Boards of Directors/Trustees (the Board) of the Funds, the Board approved, subject to shareholder approval: (i) the nomination for election of ten individuals to serve as members of the Board; (ii) a policy permitting PGIM Investments LLC (the Manager), with Board approval and without shareholder approval, to enter into and to make material amendments to subadvisory agreements with affiliates of the Manager as permitted by an amended and expanded manager-of-managers exemptive order issued by the Securities and Exchange Commission; and (iii) the designation of the investment objective of each Portfolio of PSF and of Gibraltar as a non-fundamental policy.

Contract owners with investments in the Portfolios of PSF or Gibraltar as of the record date will receive a proxy statement seeking voting instructions on the proposals. The record date is September 22, 2017, and the shareholder meeting date is December 14, 2017.

More information will be available in the proxy statement. Once the final proxy statement is filed with the U.S. Securities and Exchange Commission, it will be posted on the internet at

www.prudential.com/variableinsuranceportfolios.

B.	The Board of PSF recently approved a revision to PSF’s Plan Pursuant to Rule 18f-3 to permit Class I shares to be offered to separate accounts of insurance companies that are not affiliated with Prudential Financial, Inc.

To reflect this change, the PSF Prospectus and PSF SAI are revised as follows:

1.	The section of the PSF Prospectus entitled “ABOUT THE TRUST – ABOUT THE TRUST AND ITS PORTFOLIOS” is hereby revised by replacing the third paragraph with the following:

Each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II shares. Class I shares are sold to separate accounts of insurance companies affiliated with Prudential Financial, Inc., including but not limited to The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). Class I shares may also be sold to separate accounts of insurance companies not affiliated with Prudential Financial, Inc. Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Shares of the Trust may be sold directly to certain qualified retirement plans.

2.	The section of the PSF Prospectus entitled “HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS – PURCHASING AND REDEEMING PORTFOLIO SHARES” is hereby revised by replacing the first paragraph with the following:

Each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II shares. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class I shares may also be sold to separate accounts of insurance companies not affiliated with Prudential Financial, Inc. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

3.	In Part I of the PSF SAI, the section entitled “INTRODUCTION” is hereby revised by replacing the first paragraph after the bullet points with the following:

Each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II shares. Class I shares are sold to separate accounts of insurance companies affiliated with Prudential Financial, Inc., including but not limited to The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). Class I shares may also be sold to separate accounts of insurance companies not affiliated with Prudential Financial, Inc. Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. The separate accounts invest in shares of the Trust through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Trust to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

C.	The section of the PSF Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – INVESTMENT OBJECTIVES & POLICIES” is hereby revised by replacing the second paragraph with the following:

Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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